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                                 Exhibit 10 (a)

                               Consent of Counsel

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February 20, 1997








Board Of Directors
Canada Life Insurance Company of America
Canada Life of America Variable Annuity Account 1
330 University Avenue
Toronto, Canada M5G 1R8

Gentlemen:


I hereby consent to the use of my name under the caption "Legal Matters" in the Statement of Additional Information contained in Post-effective Amendment No. 12 to the Registration Statement on Form N-4 (File No. 33-28889) filed by Canada Life Insurance Company of America and Canada Life of America Variable Annuity Account 1 with the Securities and Exchange Commission. In giving this consent, I do not admit that I am in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


Sincerely,


/s/ David A. Hopkins


David A. Hopkins
Chief Counsel, U.S. Division

DAH/dr






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